UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2023

AKERNA CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-39096	83-2242651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Larimer Street, #246, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 932-6537

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KERN	NASDAQ Capital Market
Warrants to purchase Common Stock	KERNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 28, 2023, Akerna Corp., a Delaware corporation (the “Company”) and Akerna Canada Ample Exchange Inc., an Ontario corporation and an indirect wholly-owned subsidiary of the Company (“Akerna Canada”), entered into a Share Purchase Agreement (the “Purchase Agreement”) with Wilcompute Systems Group Inc., an Ontario corporation (“Buyer”; together with the Company and Akerna Canada, the “Parties”; each, a “Party”), pursuant to which the Akerna Canada agreed to sell all of the issued and outstanding capital stock of Ample Organics Inc., an Ontario corporation (“Ample”), owned by Akerna Canada (“Ample Shares”) to Buyer for an aggregate purchase price consisting of approximately $638,000 of cash (the “Purchase Price”), subject to post-closing adjustments pursuant to the Purchase Agreement, and on the terms and subject to the conditions set forth in the Purchase Agreement (the “Transaction”).

The Transaction was completed on December 28, 2023 (the “Closing Date”).

The Purchase Agreement contains customary representations, warranties and covenants by each party that are subject, in some cases, to specified exceptions and qualifications contained in the Purchase Agreement.

Akerna Canada agreed to indemnify Buyer for losses arising out of or relating to (a) any inaccuracy in or breach of any of the representations or warranties of contained in the Purchase Agreement or in any certificate or instrument delivered by or on behalf of Akerna Canada under the Purchase Agreement; (b) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Akerna Canada or the Company under the Purchase Agreement; or (c) all liabilities or obligations of Akerna Canada for any time prior to Closing, including with respect to Taxes for (i) any taxable period ending on or before the Closing Date, (ii) the portion of any taxable period ending at the close of business on the Closing Date, other than Taxes that are adequately and fully accounted for in the closing working capital, (iii) any taxation year or taxable period ending after the closing date that is attributable to any period ending on or before the closing date, except for taxes that are adequately and fully accounted for in the closing working capital, and (iv) the transactions contemplated by the IP Transfer Agreement (as defined below). Under the Purchase Agreement, the Company has guaranteed the obligations of Akerna Canada.

The representations and warranties of Akerna Canada in the Purchase Agreement survive the closing and remain in full force and effect until the date that is the earlier of (a) the occurrence of the closing of Akerna’s transaction with MJ Acquisition Corp. (“MJ Acquisition”) pursuant to that certain Securities Purchase Agreement by and between Akerna, Akerna Canada and MJ Acquisition dated April 28, 2023, as amended (“MJ SPA”); and (b) twelve (12) months from the closing date; provided that the representations and warranties in Section 3.20 of the Purchase Agreement related to certain tax matters will survive the closing until the date which is 90 days after the last day upon which any of the relevant governmental authorities is entitled to assess or reassess Akerna Canada (or to raise claims against the Purchaser or Akerna Canada relating to that assessment or reassessment) with respect to any pre-closing tax periods. Each of the Company’s, Akerna Canada’s and Buyer’s indemnification obligations are subject to limitations set forth in the Purchase Agreement, including a limitation on indemnification for losses of $106,500.

On December 28, 2023, the Company and Ample entered into an Intellectual Property Purchase Agreement (the “IP Transfer Agreement”) pursuant to which the Company sold, assigned and transferred to Ample certain intellectual property rights of the Company related to the work product and associated intellectual property rights produced by certain employees of the Company related to software systems used by Ample in its business (the “Transferred IP”).

In order to consummate the Transaction, the Company entered into a release and agreement dated December 28, 2023 to obtain a release under the Amended and Restated Security and Pledge Agreement dated October 5, 2021 entered into by and among the Company, certain of its subsidiaries, and the collateral agent named therein and under the Amended and Restated Intellectual Property Security Agreement dated October 5, 2021 by and between the Company, certain of its subsidiaries and the collateral agent named therein (the “Collateral Agent Release”). Pursuant to the Collateral Agent Release, the collateral agent released the Company from the Company’s pledge of 65% of the issued and outstanding shares of Ample, and the Company’s grant of a security interest in the Transferred IP sold to Ample under the IP Transfer Agreement. Further, the Company entered into a separate consent and agreement dated December 28, 2023 with each of the two institutions that hold its senior secured convertible notes, severally and not jointly, pursuant to which each such holder separately consented to the Collateral Agent Release (the “Noteholder Consents”).

The Company also entered into a release and agreement dated December 28, 2023 to obtain a release under the Second Amended and Restated Security and Pledge Agreement dated November 15, 2023 entered into by and among the Company, certain of its subsidiaries, and MJ Acquisition and under the Second Amended and Restated Intellectual Property Security Agreement dated November 15, 2023 by and between the Company, certain of its subsidiaries and MJ Acquisition (the “MJA Release”). Pursuant to the MJA Release, MJ Acquisition released the Company from the Company’s pledge of 65% of the issued and outstanding shares of Ample, and the Company’s grant of a security interest in the Transferred IP sold to Ample under the IP Transfer Agreement. Further, the Company entered into a separate consent and agreement dated December 28, 2023 with MJ Acquisition, pursuant to which MJ Acquisition consented to the sale of the Ample Shares and waived certain provisions of the MJA SPA related thereto (the “MJA Consent”).

On December 28, 2023, the Company, Akerna Canada and MJ Acquisition entered into a third amendment to the MJA SPA (the “Third Amendment”), to lower certain of the indemnity limits set forth therein to reflect the sale of the Ample Shares to the Buyer.

The above descriptions of the Purchase Agreement, IP Transfer Agreement, the Collateral Agent Release, the Noteholder Consents, the MJA Release, the MJA Consent and the Third Amendment are a summary of the material terms of such agreements only and are qualified in their entirety by reference to the full text of Purchase Agreement, IP Transfer Agreement, the Collateral Agent Release, the Noteholder Consents, the MJA Release, the MJA Consent and the Third Amendment, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 2.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The representations, warranties and covenants contained in the Purchase Agreement, IP Transfer Agreement, the Collateral Agent Release, the Noteholder Consents, the MJA Release, the MJA Consent and the Third Amendment were made only for purposes of such agreements and as of specified dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of such agreements. The representations and warranties have been made for the purpose of allocating contractual risk between the parties to the agreements instead of establishing these matters as facts and may be subject to a contractual standard of materiality different from what might be viewed as material to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Akerna Canada, MJ Acquisition or Buyer. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of such agreements, which subsequent information may or may not be fully reflected in public disclosures.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.01.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information

The unaudited pro forma condensed consolidated financial information of the Company giving effect to the Transaction will be filed by amendment to this Form 8-K by January 4, 2024.

(d) Exhibits

Exhibit Number	Description
2.1+	Third Amendment to Securities Purchase Agreement by and between the Company, Akerna Canada Ample Exchange and MJ Acquisition Corp. incorporated by reference to Exhibit 2.11 to the Company’s Registration Statement on Form S-4/A as filed with the Commission on December 28, 2023)
10.1+	Share Purchase Agreement by and between Akerna, Akerna Canada Ample Exchange and Wilcompute Systems Group dated December 28, 2023 (incorporated by reference to Exhibit 10.71 to the Company’s Registration Statement on Form S-4/A as filed with the Commission on December 28, 2023)
10.2+	Intellectual Property Purchase Agreement by and between the Company and Ample Organics dated December 28, 2023 (incorporated by reference to Exhibit 10.72 to the Company’s Registration Statement on Form S-4/A as filed with the Commission on December 28, 2023)
10.3+	Collateral Agent Release and Agreement dated December 28, 2023 (incorporated by reference to Exhibit 10.73 to the Company’s Registration Statement on Form S-4/A as filed with the Commission on December 28, 2023)
10.4+	Form of Noteholder Consent and Agreement dated December 28, 2023 (incorporated by reference to Exhibit 10.74 to the Company’s Registration Statement on Form S-4/A as filed with the Commission on December 28, 2023)
10.5+	Release and Consent of MJ Acquisition Corp. dated December 28, 2023 (incorporated by reference to Exhibit 10.76 to the Company’s Registration Statement on Form S-4/A as filed with the Commission on December 28, 2023)
10.6+	Consent and Agreement of MJ Acquisition Corp. dated December 28, 2023 (incorporated by reference to Exhibit 10.75 to the Company’s Registration Statement on Form S-4/A as filed with the Commission on December 28, 2023)
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

+	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be solicitation material with respect to the proposed transactions between Akerna and Gryphon Digital Mining, Inc. (‘Gryphon”) and between Akerna and MJ Acquisition Corp. In connection with the proposed transactions, Akerna has filed relevant materials with the United States Securities and Exchange Commission, or the SEC, including a registration statement on Form S-4 that contains a prospectus and a proxy statement. Akerna will mail the proxy statement/prospectus to the Akerna stockholders, and the securities may not be sold or exchanged until the registration statement becomes effective. Investors and securityholders of Akerna and Gryphon are urged to read these materials because they will contain important information about Akerna, Gryphon and the proposed transactions. This Current Report on Form 8-K is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that Akerna may file with the SEC or send to securityholders in connection with the proposed transactions. Investors and securityholders may obtain free copies of the documents filed with the SEC on Akerna’s website at www.akerna.com, on the SEC’s website at www.sec.gov or by directing a request to Akerna’s Investor Relations at (516) 419-9915.

This Current Report on Form 8-K is not a proxy statement or a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions, and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Each of Akerna, Gryphon, MJ Acquisition Corp. and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Akerna in connection with the proposed transactions. Information about the executive officers and directors of Akerna are set forth in Akerna’s Definitive Proxy Statement on Schedule 14A relating to the 2022 Annual Meeting of Stockholders, filed with the SEC on April 19, 2022. Other information regarding the interests of such individuals, who may be deemed to be participants in the solicitation of proxies for the stockholders of Akerna, is set forth in the proxy statement/prospectus included in Akerna’s registration statement on Form S-4 as filed with the SEC on May 12, 2023, as last amended on December 28, 2023. You may obtain free copies of these documents as described above.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based upon the current expectations of Gryphon and Akerna. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) the risk that the conditions to the closing of the proposed transactions are not satisfied, including the failure to timely obtain stockholder approval for the transactions, if at all; (ii) uncertainties as to the timing of the consummation of the proposed transactions and the ability of each of Akerna, Gryphon and MJ Acquisition Co. to consummate the proposed merger or asset sale, as applicable; (iii) risks related to Akerna’s ability to manage its operating expenses and its expenses associated with the proposed transactions pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed transactions; (v) the risk that as a result of adjustments to the exchange ratio, Akerna stockholders and Gryphon stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Akerna’s common stock relative to the exchange ratio; (vii) unexpected costs, charges or expenses resulting from either or both of the proposed transactions; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transactions; (ix) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance its business plan; (x) risks associated with the possible failure to realize certain anticipated benefits of the proposed transactions, including with respect to future financial and operating results and (xi) risks related to the Panel not granting additional time for Akerna to regain compliance with the listing rules and Akerna being suspended and delisted from The Nasdaq Capital Market. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Akerna’s Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, each filed with the SEC, and in other filings that Akerna makes and will make with the SEC in connection with the proposed transactions, including the proxy statement/prospectus described under “Additional Information and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Except as required by law, Akerna and Gryphon expressly disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 29, 2023	AKERNA CORP.

	By:	/s/ Jessica Billingsley
		Name:	Jessica Billingsley
		Title:	Chief Executive Officer

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